UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENTREPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2007

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31993 (Commission File Number)	25-1655321 (IRS Employer Identification Number)

20810 Fernbush Lane Houston, Texas 77073 (Address of principal executive offices)

(281) 821-9091 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2007, the Board of Directors of Sterling Construction Company, Inc. (the "Company") on the recommendation of its Corporate Governance & Nominating Committee, amended Section 1 of Article III of the Company's by-laws to change the vote requirement for the election of directors.

Section 1, as amended, provides that to be elected a director at a stockholders' meeting, the director must receive a majority of the votes cast for him or her.  A majority of the votes cast is defined to mean that the number of shares voted for a director exceeds the number of shares voted against that director.  However, if the number of nominees for director exceeds the number of directors to be elected, the directors will be elected by the vote of a plurality of the votes cast at the meeting.

Under the by-laws, directors hold office until the expiration of the term for which they were elected and until their successors are elected and qualified (or until a director's earlier death, resignation or removal).  An incumbent director-nominee who is not re-elected and for whom a successor is not elected at a stockholders' meeting is required to offer to tender his or her resignation to the Board of Directors.  The Corporate Governance & Nominating Committee is required to make a recommendation to the Board of Directors on whether to accept or reject the offer of resignation, or whether other action should be taken.  The Board of Directors will then act on the Committee’s recommendation.

Before the amendment, Section 1 only required a plurality vote for the election of directors, whether or not there were more nominees than director positions to be filled.  When the number of nominees for election was equal to the number of directors to be elected, any nominee who received at least one vote was elected.

Section 1, as amended, became effective upon its adoption by the Board and will first be implemented in connection with the election of directors at the Company's next Annual Meeting of Stockholders.  A copy of Section 1, as amended, is attached as an exhibit to this Form 8-K, and the foregoing description is qualified in its entirety by that exhibit.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description
3.1*	Section 1 of Article III of the By-Laws of Sterling Construction Company, Inc. as amended November 7, 2007.
*  Filed herewith

* * * * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Construction Company, Inc.

By:	/s/ Roger M. Barzun
Roger M. Barzun
Senior Vice President
Dated: November 12, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.1*	Section 1 of Article III of the By-Laws of Sterling Construction Company, Inc. as amended November 7, 2007.
*  Filed herewith